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                              VAN KAMPEN PACE FUND
    SUPPLEMENT DATED JULY 29, 1998 TO THE PROSPECTUS DATED OCTOBER 28, 1997,
                 AS PREVIOUSLY SUPPLEMENTED ON JANUARY 2, 1998,
                 MARCH 9, 1998, MAY 12, 1998 AND JULY 14, 1998

    The section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES -- PORTFOLIO MANAGEMENT" is hereby amended with the following:

    PORTFOLIO MANAGEMENT. Mr. John Cunniff has been primarily responsible for the day-to-day management of the Fund's investment portfolio since July, 1998. Mr. Cunniff has assisted in co-managing the Fund's investment portfolio since November 1996. Mr. Cunniff has been a Vice President and Portfolio Manager of Van Kampen Asset Management Inc. and Van Kampen Investment Advisory Corp. since October 1995. Prior to that time, Mr. Cunniff was a Vice President, Portfolio Manager with Templeton Quantitative Advisors.

                                                                    PACESPT  798